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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                ----------------

                            Tuesday, August 8, 2006
                Date of report (Date of earliest event reported)

                             EMS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

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
                     Georgia                         000-06072                  58-1035424
(State or other jurisdiction of incorporation or    (Commission    (I.R.S. Employer Identification No.)
                  organization)                     File Number)
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                              660 Engineering Drive
                             Norcross, Georgia 30092
                                 (770) 263-9200

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 2 FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 8, 2006, the Registrant is publicly releasing financial results for its quarter ended July 1, 2006, together with management's earnings guidance for the 2006 calendar year. Such release is being made by press release and by a subsequent telephone conference call that has been announced to, and is broadly accessible by, the public. The press release is furnished with this filing as
Exhibit 99.1.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   The following exhibits are furnished as part of this Form 8-K.

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EXHIBIT
NO.                                     DESCRIPTION
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
  99.1 Press release dated as of August 8, 2006, releasing EMS's financial results for the second quarter ended July 1, 2006.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EMS TECHNOLOGIES, INC.


Date: August 8, 2006                  By:  /s/ Don T. Scartz
                                           Don T. Scartz
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer